SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)          February 3, 2000
                                                     -------------------------



                           ON Technology Corporation
                           -------------------------
             (Exact name of registrant as specified in its charter)


Delaware                           0-26376                        04-3162846
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission                     (IRS Employer
of incorporation)               File Number)                 Identification No.)


880 Winter Street  Waltham, MA                                     02451
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code   (781) 487-3300
                                                     --------------


                   One Cambridge Center, Cambridge, MA 02142
                   -----------------------------------------
         (Former name or former address, if changed since last report.)

                            ON TECHNOLOGY CORPORATION

Item 5.  Other events

         Attached hereto is a copy of the Registrant's press release relating to Robert L. Doretti as being named president and chief executive officer, succeeding Herman DeLatte who will continue to serve on the Company's board of directors. The company also announced that Doretti will be replacing Christopher
A. Risley as a member of its board of directors.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ON Technology Corporation





                                       By: /s/ Stephen J. Wietrecki
                                          --------------------------
                                           Stephen J. Wietrecki
                                           Chief Financial Officer

Dated: February 3, 2000

                                  Exhibit Index

Copy of the Registrant's press release relating to Robert L. Doretti as being named president and chief executive officer, succeeding Herman DeLatte who will continue to serve on the Company's board of directors. The company also announced that Doretti will be replacing Christopher A. Risley as a member of its board of directors.